UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): February 26, 2003





                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      0-11688                95-3889638
           --------                      -------                ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

             Lakepointe Centre I,
         300 E. Mallard, Suite 300
                Boise, Idaho                                  83706
   ----------------------------------------                   -----
   (Address of principal executive offices)                 (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

On January 14, 2003, American Ecology Corporation, ("the Company") extended an offer to the holders of the Company's Series D Cumulative Convertible Preferred Stock ("Series D") to repurchase their stock for the original price of $47.50 a share plus accrued but unpaid dividends. The offer was subject to approval of the Company's Board of Directors, Wells Fargo Bank ("the Bank"), and required a minimum of 67% of the Series D stock to be tendered by the stockholders. As of February 17, 2003 all Series D stockholders had accepted the offer granting the Company the right to repurchase their Series D and the Company's Board of Directors had approved the transaction.

On February 26, 2003 Wells Fargo Bank authorized the Company to repurchase the Series D subject to the exercise of 2,350,000 Series E Warrants by the holders thereof and a reduction in Bank indebtedness of $500,000 within 30 days of Series D repurchase.

As of February 28, 2003, all Series E warrants had been exercised, or had been netted against Series D proceeds for a holder of both Series D stock and Series E warrants, generating cash proceeds to the Company of $1,875,000. The Company is in discussions with the Bank regarding the timing and application of the $500,000 reduction in Bank indebtedness.

Effective February 28, 2003 the Company exercised its right to repurchase the Series D and utilized $4,670,000 of available cash in order to complete the repurchase.


This Form 8-K contains forward-looking statements related to unknown risks and uncertainties. These risks include, but are not limited to access to capital, as well as compliance with and changes to applicable laws and regulations, exposure to litigation, access to insurance and financial assurances, new technologies, competitive environment, labor issues, and loss of major contracts. The audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002 contains additional risk factors and an expanded disclosure of these risks. When the Company uses words like "may," "believes," "expects," "anticipates," "should," "estimate," "project," "plan," their opposites and similar expressions, the Company is making forward-looking statements. These terms are most often used in statements relating to business plans, strategies, anticipated benefits or projections about the anticipated revenues, earnings or other aspects of our operating results. The Company makes these statements in an effort to keep stockholders and the public informed about our business based on our current expectations about future events. Such statements should be viewed with caution and are not guarantees of future performance or events. Our business is subject to uncertainties, risks and other influences, many of which the Company has no control over. Additionally, these factors, either alone or taken together, could have a material adverse effect on the Company and could change whether any forward-looking statement ultimately turns out to be true. The Company undertakes no obligation to publicly release updates or revisions to these statements. The above discussion should be read in conjunction with the audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMERICAN ECOLOGY CORPORATION
                                          (Registrant)

Date:  February 28, 2003                  By:/S/ James R. Baumgardner
                                          James R. Baumgardner
                                          Senior Vice President and
                                          Chief Financial Officer


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